                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                             ASSET MANAGEMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             ASSET MANAGEMENT FUND
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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




                                 PROXY STATEMENT

                              ASSET MANAGEMENT FUND
                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 20, 2002

                                                                 January 9, 2002

To the Shareholders:

         You are invited to attend a special meeting of the shareholders of Asset Management Fund (the "Fund") to be held at the offices of the Fund's investment adviser, Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606, at 10:00 a.m. (Central time), on February 20, 2002, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

         To eliminate the fundamental investment policy for each of the Adjustable Rate Mortgage (ARM) Portfolio, the Short U.S. Government Securities Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio requiring investment of at least 65% of the Portfolio's assets in securities suggested by the Portfolio's name. In place of the fundamental policies, the Board of Trustees has approved a non-fundamental investment policy for each Portfolio requiring investment of at least 80% of the Portfolio's assets in securities suggested by the Portfolio's name.

         The Board of Trustees has fixed December 18, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                                   By Order of the Trustees


                                                   Daniel K. Ellenwood
                                                   Secretary

SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE BY CALLING 1-800-690-6903, ENTERING THE 12-DIGIT CONTROL NUMBER SET FORTH ON THE PROXY CARD AND FOLLOWING THE INSTRUCTIONS PROVIDED, OR BY INTERNET BY GOING TO THE WEBSITE WWW.PROXYVOTE.COM, ENTERING THE 12-DIGIT CONTROL NUMBER SET FORTH ON THE PROXY CARD AND FOLLOWING THE INSTRUCTIONS PROVIDED.

                              ASSET MANAGEMENT FUND

                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS

                                                                 January 9, 2002

         Asset Management Fund (the "Fund") will hold a special meeting of shareholders on February 20, 2002. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

         TIME IS OF THE ESSENCE . . .YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

Q:       WHY AM I BEING ASKED TO VOTE?

         A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q:       WHAT ISSUES AM I BEING ASKED TO VOTE ON?

         A: You are being asked to approve the elimination of the fundamental investment policy for each of the Adjustable Rate Mortgage (ARM) Portfolio, the Short U.S. Government Securities Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio (individually, a "Portfolio," or collectively, the "Portfolios") requiring investment of at least 65% of the Portfolio's assets in investments suggested by the Portfolio's name. In place of the fundamental policies, the Board of Trustees has approved a non-fundamental investment policy for each Portfolio requiring investment of at least 80% of the Portfolio's assets in investments suggested by the Portfolio's name.

Q: WHY ARE THE "FUNDAMENTAL POLICIES" FOR SPECIFIC PORTFOLIOS BEING ELIMINATED AND REPLACED WITH NON-FUNDAMENTAL POLICIES?

         A: Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies. The new non-fundamental policies are being adopted to comply with recent regulatory changes. In addition, the non-fundamental policies can be changed in the future by the Board of Trustees on 60 days' prior notice to shareholders without having to go through a costly and time consuming proxy process. This will increase each Portfolio's ability to adapt to changing markets or regulations without incurring significant costs.

Q. WITH THE CHANGES, WILL THE FUND BE ABLE TO CHANGE POLICIES WITHOUT SHAREHOLDER KNOWLEDGE?

         A. Any future changes to these non-fundamental policies will require the approval of the Board of Trustees and 60 days' prior notice to shareholders.

Q. WHAT PROTECTIONS ARE IN PLACE TO ENSURE THAT FUTURE CHANGES ARE IN THE BEST INTERESTS OF SHAREHOLDERS?

         A. Again, future changes will require approval of the Board of Trustees. The Board owes certain fiduciary duties to the shareholders and the Fund that require the Trustees to ensure that the shareholder's interests are represented. In addition, the Investment Company Act requires that a certain number of Trustees be independent, meaning they do not have a financial interest in the investment adviser or its success and are bound only by their fiduciary duties to shareholders and the Fund.

Q:       HOW DO I VOTE MY SHARES?

         A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed proxy card. You may also vote by telephone or internet as described in the Proxy Statement. If we do not receive your proxy card, an employee of Shay Assets Management, Inc., the Fund's investment adviser, and/or an employee of Shay Financial Services, Inc., the Fund's distributor, may contact you to request that you cast your vote.

Q:       WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

         A:       Call the Fund's toll-free number:  1-800-527-3713.

Q:       I'M A SMALL INVESTOR.  WHY SHOULD I BOTHER TO VOTE?

         A: Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Portfolio may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again -- a costly proposition for your Portfolio!

Q:       WHO GETS TO VOTE?

         A: Any person who owned shares of the respective Portfolio on the "record date," which was December 18, 2001, gets to vote -- even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Portfolio share owned on the record date.

HOW CAN I VOTE?

         A:       You can vote in any one of four ways:

                  -        By internet, by going to the website
                           www.proxyvote.com, entering the 12-digit control number on the enclosed proxy card and following the instructions provided.

                  - By telephone, by calling 1-800-690-6903, entering the 12-digit control number on the enclosed proxy card and following the instructions provided.

                  - By mail, by signing, dating and returning the proxy card in the enclosed envelope.

                  -        In person at the meeting.

Q:       HOW DO THE MEMBERS OF THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

         A: After careful consideration, the Board of Trustees unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                 PROXY STATEMENT

                              ASSET MANAGEMENT FUND
                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

                             230 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60606

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Fund (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on February 20, 2002, at the offices of the Fund's investment adviser, Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606 at 10:00 a.m. (Central time) (the special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

         The cost of solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund, Shay Assets Management, Inc., the Fund's investment adviser, and/or Shay Financial Services, Inc., the Fund's distributor. Such solicitations may be by telephone, or otherwise. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. You may also vote by telephone or the internet. To vote by telephone, call 1-800-690-6903, enter the 12-digit control number on the enclosed proxy card, and follow the instructions provided. To vote by internet, visit the website www.proxyvote.com, enter the 12-digit control number on the enclosed proxy card, and follow the instructions provided. Shareholders who communicate proxies by telephone or internet have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated by mail described below under "Additional Information -- Quorum and Voting Requirements."

         At its meeting on December 18, 2001, the Board, subject to shareholder approval, approved the elimination of the fundamental investment policy of each of the Adjustable Rate Mortgage (ARM) Portfolio, the Short U.S. Government Securities Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (individually, a "Portfolio" or collectively, the "Portfolios") requiring investment of at least 65% of the Portfolio's assets in securities suggested by the Portfolio's name. In place of the fundamental policies, the Board of Trustees approved a non-fundamental investment policy for each Portfolio requiring investment of at least 80% of the Portfolio's assets in securities suggested by the Portfolio's name. Lastly, the Board called the Special Meeting for the purposes set forth in the accompanying Notice. If shareholders approve the proposals, the changes will be effective on March 1, 2002. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

         This Proxy Statement and the enclosed proxy card are expected to begin mailing on or about January 11, 2002, to shareholders of record at the close of business on December 18, 2001 (the "Record Date"). On the Record Date, the outstanding shares for the Portfolios were as follows: 10,163,777.45 outstanding shares of the Adjustable Rate Mortgage (ARM) Portfolio; 21,379,915.53 outstanding shares of the Short U.S. Government Securities Portfolio; 24,623,058.43 outstanding shares of the Intermediate Mortgage Securities Portfolio and 245,292,572.14 outstanding shares of the U.S. Government Mortgage Securities Portfolio.

         Each share is entitled to one vote on each of the matters submitted to a vote at the Meeting, and each fractional share is entitled to a proportionate fractional vote. Each Portfolio votes separately and solely on the proposals to eliminate the fundamental policy for that Portfolio.

         The Fund's principal executive offices are located at 230 West Monroe Street, Chicago, Illinois 60606. The Fund's toll-free telephone number is 1-800-527-3713. The Fund's Annual Report, which includes audited financial statements for the fiscal year ended October 31, 2001, were previously mailed to shareholders. ANY SHAREHOLDER WISHING TO RECEIVE WITHOUT CHARGE ANOTHER COPY OF THE ANNUAL REPORT SHOULD CONTACT THE FUND AT 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606 OR CALL THE FUND'S TOLL-FREE TELEPHONE NUMBER: 1-800-527-3713.

         The Fund has shares of six (6) Portfolios outstanding: the Money Market Portfolio, the Ultra Short Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Short U.S. Government Securities Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio. The following table indicates which shareholders by Portfolio are being solicited to vote with respect to each item:

---------------------------------------------------------------------------------------------------------------------
                                                         SHORT U.S.         INTERMEDIATE
                                  ADJUSTABLE RATE        GOVERNMENT           MORTGAGE            U.S. GOVERNMENT
                                     MORTGAGE            SECURITIES          SECURITIES         MORTGAGE SECURITIES
             ITEM                 (ARM) PORTFOLIO         PORTFOLIO           PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

1  To approve or disapprove
   the elimination of the
   fundamental investment
   policies described below:
---------------------------------------------------------------------------------------------------------------------
1(a) To eliminate the
   fundamental investment
   policy of investing at
   least 65% of the assets
   of the Adjustable Rate
   Mortgage (ARM) Portfolio
   in adjustable rate
   mortgage securities.                  x
---------------------------------------------------------------------------------------------------------------------
1(b) To eliminate the
   fundamental investment
   policy of investing at
   least 65% of the total
   assets of the Short U.S.
   Government Securities
   Portfolio in obligations
   issued directly by the
   United States and
   obligations issued or
   guaranteed by U.S.
   Government agencies or
   instrumentalities.                                        x
---------------------------------------------------------------------------------------------------------------------
1(c) To eliminate the
   fundamental investment
   policy of investing at
   least 65% of the assets
   of the Intermediate
   Mortgage Securities
   Portfolio in mortgage-
   related securities.                                                                    x
---------------------------------------------------------------------------------------------------------------------
1(d) To eliminate the
   fundamental investment
   policy of investing at
   least 65% of the assets
   of the U.S. Government
   Mortgage Securities
   Portfolio in
   mortgage-related
   securities guaranteed
   directly by the United
   States or issued or
   guaranteed by U.S.
   Government agencies or
   instrumentalities.                                                                                         x
---------------------------------------------------------------------------------------------------------------------

ITEM 1

APPROVAL OR DISAPPROVAL OF ELIMINATION OF EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY REQUIRING INVESTMENT OF AT LEAST 65% OF THE PORTFOLIO'S ASSETS IN SECURITIES SUGGESTED BY THE PORTFOLIO'S NAME.

The Board approved the elimination of the fundamental policy for each Portfolio requiring investment of at least 65% of each Portfolio's assets in securities suggested by the Portfolio's name and recommended submission of the proposed changes to shareholders for approval. In place of the fundamental policies, the Board of Trustees approved a non-fundamental investment policy for each Portfolio requiring investment of at least 80% of the Portfolio's net assets in securities suggested by the Portfolio's name. The investment adviser to the Fund, Shay Assets Management, Inc., believes that the fundamental policies did not allow each Portfolio to conduct its business with the flexibility required by certain market conditions. The Board agreed with the investment adviser's recommendation to eliminate these fundamental policies. To proceed with the contemplated changes, each Portfolio must obtain shareholder approval. Accordingly, the Board of Trustees has asked that this proxy be solicited on their behalf.

Section 35 of the Investment Company Act of 1940 (the "1940 Act") requires that funds adopt names that are not misleading to investors. Over the years, the Securities and Exchange Commission (the "SEC" or the "Commission") had interpreted Section 35 of the 1940 Act to require that funds invest at least 65% of their assets in the particular investment or security suggested by the fund's name. For instance, a fund with a name containing the terms "municipal bonds" would have to invest 65% of its assets in municipal bonds.

The 1940 Act also requires investment companies, such as the Fund, to adopt certain investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies". All other policies are non-fundamental and may be changed with Board approval and without a shareholder vote.

On January 18, 2001, the SEC announced its adoption of a new rule under the 1940 Act regarding investment company names, Rule 35d-1. Rule 35d-1 requires registered investment companies with names suggesting that the company focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investment suggested by its name. In addition, Rule 35d-1 requires that the 80% investment threshold be adopted as a fundamental policy, OR as a non-fundamental policy that cannot be changed without Board approval and 60 days' prior notice to shareholders.

The Portfolios have names that fall within the new rule, Rule 35d-1. While the SEC did suggest that mutual funds could change the name of their funds to avoid compliance with the new rule, the Board and investment adviser of the Fund are of the opinion that Portfolio names describing the instruments the Portfolio invests in are preferable.

The SEC recognized that by increasing the requirement to 80%, it may be significantly reducing the flexibility of fund managers, and decided not to require that the new policy be deemed fundamental. The SEC stated: "We believe that if an investment company elects to use a name that suggests its investment policy, it is important that the required investment be high enough that the name will accurately reflect the company's investment policy. Moreover, we believe that certain modifications to the rule (e.g., allowing an investment company to have a policy that it will notify its shareholders 60 days' prior to a change in its investment policy, rather than requiring that the investment policy be fundamental) will maintain the rule's flexibility and prevent the percentage limit from being too restrictive."

The SEC also clarified its position on certain types of investments that meet the requirements of this rule. They stated "We note that, for purposes of applying the 80% investment requirement, an investment company may "look through" a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral." The SEC also said "In appropriate circumstances, this (rule) would permit an investment company to include an instrument in the 80% basket if it has economic characteristics similar to the securities included in that basket."

The Board of Trustees has approved and recommended the proposed changes as a result of its belief that the changes are in the best interest of the Portfolios and their shareholders. The investment adviser believes that the 65% threshold is too restrictive in certain market conditions. The fundamental policies, as they currently exist, do not provide the same breadth in permissible investment scope as that allowed by the Commission under Rule 35d-1. Under Rule 35d-1, funds are permitted to invest in the "type" of securities suggested by their names. However, the current investment policies require investment in the specific securities detailed in the Portfolios' names. In making the recommended changes, the Portfolios would no longer need to hold a shareholders' meeting to approve a change in the investment policy relating to the percentage of its assets invested in accordance with its name. The Board believes that the Portfolios would, accordingly, be able to minimize the costs and delays associated with holding shareholder meetings. The Board also believes that the proposals will enhance the flexibility of the investment adviser to manage the Portfolios in a changing investment environment and increase the investment management opportunities available to the Portfolios. Finally, the Board's approval of the 80% non-fundamental policy for each Portfolio, as described above, will require a higher level of investment in the types of instruments suggested by the various Portfolios' names.

The proposed changes do not affect the Money Market Portfolio or the Ultra Short Portfolio.

As a general matter, if these proposals are not approved, the fundamental investment policies will continue as currently stated. The Board of Trustees will then consider what future action should be taken.



ITEM 1(a)

TO ELIMINATE THE FUNDAMENTAL POLICY OF THE ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO REQUIRING INVESTMENT OF 65% OF THE PORTFOLIO'S ASSETS IN ADJUSTABLE RATE MORTGAGE SECURITIES.

The current prospectus contains the following statement of the fundamental investment policy:

THE ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO WILL INVEST AT LEAST 65% OF ITS ASSETS IN ADJUSTABLE RATE MORTGAGE SECURITIES, EXCEPT WHEN THE PORTFOLIO ASSUMES A TEMPORARY DEFENSIVE POSITION. THIS INVESTMENT POLICY IS DEEMED FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, subject to shareholder approval, that the above stated fundamental policy be eliminated.

In order to comply with Rule 35d-1, the Board has approved the following non-fundamental investment policy which can only be changed by the Board on 60 days' prior notice to shareholders.

THE ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO WILL INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS (PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN ADJUSTABLE RATE MORTGAGE INVESTMENTS AND RELATED INSTRUMENTS.

Under the SEC's interpretation of Rule 35d-1, the "qualifying" assets in the Adjustable Rate Mortgage (ARM) Portfolio would represent more than 80% of the Portfolio's assets. Therefore, no significant transition period would be required to adjust the Portfolio holdings to meet the new definition. In addition, no significant changes in the day-to-day investment selections will be required as the types of investments the Adjustable Rate Mortgage (ARM) Portfolio has been purchasing are the same types of securities that will qualify under the new rule.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS
PROPOSAL.



ITEM 1(b)

TO ELIMINATE THE FUNDAMENTAL POLICY OF THE SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO REQUIRING INVESTMENT OF 65% OF THE PORTFOLIO'S ASSETS IN U.S. GOVERNMENT OBLIGATIONS.

The current prospectus contains the following statement of the fundamental investment policy:

AS A FUNDAMENTAL INVESTMENT POLICY, THE SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO INVESTS, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT OBLIGATIONS, WHICH CONSIST OF OBLIGATIONS ISSUED DIRECTLY BY THE UNITED STATES AND OBLIGATIONS ISSUED BY OR FULLY GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

The Board of Trustees has approved, subject to shareholder approval, that the above stated fundamental policy be eliminated.

In order to comply with Rule 35d-1, the Board has approved the following non-fundamental investment policy which can only be changed by the Board on 60 days' prior notice to shareholders.

THE SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO WILL INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS (PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN INVESTMENTS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR
INSTRUMENTALITIES.

Under the SEC's interpretation of Rule 35d-1, the "qualifying" assets in the Short U.S. Government Securities Portfolio would represent more than 80% of the Portfolio's assets. Therefore, no significant transition period would be required to adjust the Portfolio holdings to meet the new definition. In addition, no significant changes in the day to day investment selections will be required as the types of investments the Short U.S. Government Securities Portfolio has been purchasing are the same types of securities that will qualify under the new rule.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS
PROPOSAL.

ITEM 1(c)

TO ELIMINATE THE FUNDAMENTAL POLICY OF THE INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO REQUIRING INVESTMENT OF 65% OF THE PORTFOLIO'S ASSETS IN MORTGAGE-RELATED SECURITIES.

The current prospectus contains the following statement of the fundamental investment policy:

THE INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO WILL INVEST AT LEAST 65% OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES PAYING FIXED OR ADJUSTABLE RATES OF INTEREST, EXCEPT WHEN THE PORTFOLIO ASSUMES A TEMPORARY DEFENSIVE POSITION. THIS INVESTMENT POLICY IS DEEMED FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, subject to shareholder approval, that the above stated fundamental policy be eliminated.

In order to comply with Rule 35d-1, the Board has approved the following non-fundamental investment policy which can only be changed by the Board on 60 days' prior notice to shareholders.

THE INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO WILL INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS (PLUS THE AMOUNT OF ANY BORROWING FOR INVESTMENT PURPOSES) IN MORTGAGE INVESTMENTS AND RELATED INSTRUMENTS.

Under the SEC's interpretation of Rule 35d-1, the "qualifying" assets in the Intermediate Mortgage Securities Portfolio would represent more than 80% of the Portfolio's assets. Therefore, no significant transition period would be required to adjust the Portfolio holdings to meet the new definition. In addition, no significant changes in the day to day investment selections will be required as the types of investments the Intermediate Mortgage Securities Portfolio has been purchasing are the same types of securities that will qualify under the new rule.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS
PROPOSAL.



ITEM 1(d)

TO ELIMINATE THE FUNDAMENTAL POLICY OF THE U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO REQUIRING INVESTMENT OF 65% OF THE PORTFOLIO'S ASSETS IN MORTGAGE-RELATED SECURITIES.

The current prospectus contains the following statement of the fundamental investment policy:

THE U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO WILL INVEST AT LEAST 65% OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES GUARANTEED DIRECTLY BY THE UNITED STATES OR ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES, EXCEPT WHEN THE PORTFOLIO ASSUMES A TEMPORARY DEFENSIVE POSITION. THIS INVESTMENT POLICY IS DEEMED FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, subject to shareholder approval, that the above stated fundamental policy be eliminated.

In order to comply with Rule 35d-1, the Board has approved the following non-fundamental investment policy which can only be changed by the Board on 60 days' prior notice to shareholders.

THE U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO WILL INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS (PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES) IN MORTGAGE-RELATED INVESTMENTS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

Under the SEC's interpretation of Rule 35d-1, the "qualifying" assets in the U.S. Government Mortgage Securities Portfolio would represent more than 80% of the Portfolio's assets. Therefore, no significant transition period would be required to adjust the Portfolio holdings to meet the new definition. In addition, no significant changes in the day to day investment selections will be required as the types of investments the U.S. Government Mortgage Securities Portfolio has been purchasing are the same types of securities that will qualify under the new rule.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS
PROPOSAL.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING REQUIREMENTS

Item 1(a)-(d) asks for approval or disapproval of elimination of the referenced Portfolio's fundamental investment policy requiring investment of at least 65% of the Portfolio's assets in securities suggested by the Portfolio's name. Each proposal requires the affirmative vote of a majority of the total number of shares of the holders of record of units of interest into which the beneficial interest of the Fund and each series and class of the Fund shall be divided from time to time ("Interest"), present, either in person or by proxy, at the Special Meeting.

Only shareholders of record on the Record Date, December 18, 2002, will be entitled to vote at the Special Meeting. On each proposal, all holders of record of Interests in the Fund (collectively "Holders," singularly "Holder") shall be entitled to one vote for each whole Interest standing in his name on the books of the Fund, and each fractional Interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof, and all Interests of all series and classes thereof shall vote together as a single class; provided, however, that, (a) as to any matter with respect to which a separate vote of one or more series or classes thereof is permitted or required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all Interests of all series and classes thereof voting together; and (b) as to any matter which affects only the interest of one or more particular series or classes thereof, only the Holder of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate series or class. When Interests are held jointly by several persons, any one of them may vote at the Special Meeting in person or by proxy in respect to the share, but if more than one of them shall be present at the Special Meeting in person or by proxy, and the joint owners or their proxies so present disagree as to any vote to be cast, the vote shall not be received in respect to the share.

Any person giving a proxy has the power to revoke it any time prior to its exercise by submitting a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third (1/3) of the Interests in the Fund, present in person or by proxy, shall constitute a quorum for the transaction of any business at the Special Meeting, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at the Special Meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests (or series or class thereof) of the Holders present, either in person or by proxy, at the Special Meeting constitutes the action of the Holders, unless the 1940 Act or other applicable law requires a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the Holders present, in person or by proxy, holding less than 50% of the Interests (or class or series thereof) of the Holders present, in person or by proxy, at such meeting shall be sufficient for adjournment. Regardless of whether a quorum is present, the Special Meeting may be adjourned for any lawful purpose provided that the Special Meeting is not adjourned for more than six months beyond February 20, 2002. If adjourned, the Special Meeting may be held, within a reasonable time after February 20, 2002 without the necessity of further notice.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

If a quorum is not present, the Special Meeting may be adjourned to a later date by vote as detailed above. If a quorum is not present, the shareholders of a majority of the shares of all Portfolios or an individual Portfolio or Portfolios, as the case may be, present in person or by proxy and entitled to vote shall have the power to adjourn the Meeting from time to time as to all Portfolios or as to such individual Portfolio or Portfolios, as the case may be, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting shall be present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies would vote in favor of adjournment. In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting.

INVESTMENT ADVISER AND DISTRIBUTOR

Shay Assets Management, Inc., a Florida corporation, is the investment adviser to the Fund and is an investment adviser registered under the Investment Advisers Act of 1940. Shay Financial Services, Inc., a Florida corporation, is the distributor of the Fund's shares. Shay Financial Services, Inc., a registered broker/dealer, is a wholly-owned subsidiary of Shay Investment Services, Inc. which is a closely held corporation controlled by Rodger D. Shay. The principal offices of Shay Assets Management, Inc. are located at 230 West Monroe Street, Chicago, IL 60606 and those for Shay Financial Services, Inc. are located at 1000 Brickell Avenue, Miami, FL 33131.

PROPOSALS OF SHAREHOLDERS

Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders should send such proposal to the Fund at 230 West Monroe Street, Chicago, IL 60606. To be considered for presentation at a shareholders meeting, SEC rules require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

5% SHAREHOLDERS

The following table provides certain information as of December 18, 2001 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of five percent (5%)* or more of the shares of the Short U.S. Government Securities Portfolio and the Intermediate Mortgage Securities Portfolio:



                                                                 PERCENT OF
                                                                PORTFOLIO'S
                                          NUMBER OF             OUTSTANDING
                OWNER                       SHARES              COMMON STOCK
-------------------------------     ---------------------    ------------------

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
Jamestown Savings Bank
311 E. Fairmount Ave.
Lakewood, NY 14750                     3,372,493.891               15.7741%

TotalBank
2720 Coral Way
Miami, FL 33145                        1,396,648.045               6.5325%

Watertown Savings Bank
60 Main St.
Watertown, MA 02472                    1,397,952.104               6.5386%


INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
Polonia Bank
3993 Huntingdon Pike
Huntingdon Valley, PA 19006            1,943,987.566               7.8950%

ING Bank FSB
One South Orange Street
Wilmington, DE 19801                   2,082,249.393               8.4565%

Life Bank
10540 Magnolia Ave., Ste. B
Riverside, CA 92505                    1,625,406.135               6.6012%

PFF Bank and Trust
350 S. Garey Ave.
Pomona, CA 91766                       2,510,460.251               10.1956%

BankUnited FSB
7815 NW 148th Street
Miami Lakes, FL 33016                  1,549,449.846               6.2927%

Watertown Savings Bank
60 Main St.
Watertown, MA 02472                    1,540,041.068               6.2545%



*SEC rules require each Portfolio to tell you the name and address of any person known to be the beneficial owner of more than 5% of any class of the Portfolio outstanding shares. The Portfolio must also tell you how many shares such persons own and what percentage of the class these shares represent.

As of December 18, 2001, the Fund did not know of any owners of five percent or more of the outstanding shares of the Adjustable Rate Mortgage (ARM) Portfolio or the U.S. Government Mortgage Securities Portfolio.

TRUSTEES SHAREHOLDINGS

The Trustees and officers as a group own less than 1% of the outstanding shares of each Portfolio as of December 18, 2001.

DISCRETION OF PERSONS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                           SHAREHOLDERS ARE REQUESTED TO
                                           COMPLETE, DATE AND SIGN THE
                                           ENCLOSED PROXY CARD AND RETURN IT IN
                                           THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                                           POSTAGE IF MAILED IN THE UNITED
                                           STATES

                                           By Order of the Trustees


January 9, 2002                            Daniel K. Ellenwood
                                           Secretary

ASSET MANAGEMENT FUND

Investment Adviser
SHAY ASSETS MANAGEMENT, INC.
230 West Monroe Street
Chicago, Illinois 60606

Distributor
SHAY FINANCIAL SERVICES, INC.
1000 Brickell Avenue
Miami, FL 33131

ASSET MANAGEMENT FUND                                                              PROXY FOR A SPECIAL MEETING OF
230 WEST MONROE STREET                                                           SHAREHOLDERS ON FEBRUARY 20, 2002
CHICAGO, IL 60606
                                                                                 THIS PROXY IS SOLICITED ON BEHALF OF
                                                                                       THE BOARD OF TRUSTEES

                                                                                The undersigned hereby appoints Rodger D. Shay and
                                                                                Daniel K. Ellenwood or either of them, proxies, with
                                                                                full power of substitution of each, to vote all
                                                                                shares of the Adjustable Rate Mortgage (ARM)
                                                                                Portfolio, the Short U.S. Government Securities
                                                                                Portfolio, the Intermediate Mortgage Securities
                                                                                Portfolio and the U.S. Government Mortgage
                                                                                Securities Portfolio which the undersigned is
                                                                                entitled to vote at the Special Meeting of
                                                                                Shareholders of the Fund to be held at 230 West
                                                                                Monroe Street, Chicago, Illinois 60606, on February
                                                                                20, 2002 at 10:00 a.m., Central time, and at any
                                                                                adjournment thereof.

TO VOTE BY TELEPHONE                                                            This proxy will be voted as instructed. If no
1) Read the Proxy Statement and have the proxy card below at hand.              specification is made, the proxy will be voted "FOR"
2) Call 1-800-690-6903                                                          the proposals.
3) Enter the 12-digit control number set forth on the proxy card below
   and follow the simple instructions.                                          Please vote, date and sign this proxy and return it
TO VOTE BY INTERNET                                                             promptly in the enclosed envelope.
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com                                              SHARES
3) Enter the 12-digit control number set forth on the proxy card below
   and follow the simple instructions.                                          CONTROL NUMBER
TO VOTE BY MAIL
1) Read the Proxy Statement.                                                    ACCOUNT NUMBER
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X                       ASTMGT       KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        ------|
                                                                                                                              |
                                                                                                                              |
Please indicate your vote by an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

VOTE ON PROPOSALS                                          FOR ALL

PROPOSAL 1
    To approve the elimination of the fundamental            [ ]
    investment policies of the Portfolios as described
    below. MARK HERE TO VOTE FOR ALL
    SHARES.
                                                                                                               FOR  AGAINST ABSTAIN

Proposal 1(a) Adjustable Rate Mortgage (ARM) Portfolio
     To eliminate the fundamental investment policy of investing at least 65% of the assets of the Adjustable  [ ]     [ ]    [ ]
     Rate Mortgage (ARM) Portfolio in adjustable rate mortgage securities.

Proposal 1(b) Short U.S. Government Securities Portfolio
     To eliminate the fundamental investment policy of investing at least 65% of the total assets of the Short
     U.S. Government Securities Portfolio in obligations issued directly by the United States and obligations
     issued or guaranteed by U.S. Government agencies or instrumentalities.                                    [ ]     [ ]    [ ]

Proposal 1(c) Intermediate Mortgage Securities Portfolio
     To eliminate the fundamental investment policy of investing at least 65% of the assets of the             [ ]     [ ]    [ ]
     Intermediate Mortgage Securities Portfolio in mortgage-related securities.

Proposal 1(d) U.S. Government Mortgage Securities Portfolio
     To eliminate the fundamental investment policy of investing at least 65% of the assets of the U.S.
     Government Mortgage Securities Portfolio in mortgage-related securities guaranteed directly by the
     United States or issued or guaranteed by U.S. Government agencies or instrumentalities.                   [ ]     [ ]    [ ]

This proxy must be signed exactly as your name(s) appear hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.



------------------------------------------------                          --------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date                              Signature (Joint Owners)       Date
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